UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2018

HyreCar Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38561	47-248087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 South Grand Avenue, Suite 1650 Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 688-6769

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective July 23, 2018, the Board of Directors (the “Board”) of HyreCar Inc. (the “Company”) appointed Brooke Skinner Ricketts as a Class III director to fill a vacancy on the Board. Mrs. Skinner Ricketts is expected to stand for re-election at the Company’s 2020 annual meeting of stockholders, when her Class III term will expire. The Board determined that Mrs. Skinner Ricketts is independent in accordance with the applicable rules of the Nasdaq Stock Market LLC. The Board has not yet determined on which committees Mrs. Skinner Ricketts will serve.

In connection with Mrs. Skinner Ricketts appointment to the Board, the Company has entered into a director services agreement with Mrs. Skinner Ricketts (the “Director Services Agreement”), pursuant to which she will receive a non-qualified stock option to purchase up to 72,500 shares of common stock under the Company’s 2018 Equity Incentive Plan, which shall vest quarterly over 24 months in equal installments, with an exercise price of $4.61 per share. The foregoing descriptions of the Director Services Agreement is qualified in its entirety by reference to the text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Mrs. Skinner Ricketts was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between Mrs. Skinner Ricketts and the Company that would require disclosure under Item 404(a) of Regulation S-K.

On July 25, 2018, the Company issued a press release announcing the appointment of Mrs. Skinner Ricketts to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Director Services Agreement, dated as of July 25, 2018, by and between the Company and Brooke Skinner Ricketts.

99.1	Press release issued by HyreCar Inc. on July 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyreCar Inc.

Date: July 27, 2018	By:	/s/ Joseph Furnari
Joseph Furnari
Chief Executive Officer

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